GMA

INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the  reference  to our firm under the caption  "Independent  Auditors"  and to the  incorporation  by reference in this  Registration  Statement (Form S-2 No.  33-89676) of our report dated February 2, 2001,  included in the Annual Report on Form 10-K of American  Skandia Life Assurance  Corporation  for the year ended December 31,
2000 appearing in the Prospectus, which is part of this Registration Statement.

                                                                       /s/ Ernst & Young LLP

Hartford, Connecticut
April 25, 2001